UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________________________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 4, 2023
__________________________________________________________________
Viant Technology Inc.
(Exact name of registrant as specified in its charter)
__________________________________________________________________

Delaware	001-40015	85-3447553
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2722 Michelson Drive, Suite 100
Irvine, CA, 92612
(Address of principal executive offices and zip code)
(949) 861-8888
Registrant’s telephone number, including area code
__________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.001 per share	DSP	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
On April 4, 2023 (the “Amendment Effective Date”), Viant Technology Inc. (the “Company”) and certain of its subsidiaries party thereto, as co-borrowers (together with the Company, the “Borrowers”), entered into the Sixth Amendment to the Revolving Credit and Security Agreement and Guaranty (the “Amendment”) with the lenders referred to therein (the “Lenders”) and PNC Bank, National Association, as agent for the Lenders, which amended that certain Revolving Credit and Security Agreement and Guaranty, dated October 31, 2019 (as amended, the “Loan Agreement”). The Amendment provides for an increase in the revolving commitments under the Loan Agreement to $75,000,000, and pushes the maturity date out to five years following the Amendment Effective Date. The Amendment also transitioned the loans under the Loan Agreement to be made at Term SOFR instead of LIBOR.
The obligations of the Borrowers under the Loan Agreement are secured by certain assets of the Borrowers, including substantially all of the assets of the Company. The loans incurred under the Loan Agreement will bear interest at Term SOFR plus 2.00%, subject to an increase to 2.25% based on the average undrawn availability under the Loan Agreement.
The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amendment filed as Exhibit 10.1 attached hereto.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth in Item 1.01 above regarding the Amendment is incorporated by reference into this Item 2.03.
Item 7.01 Regulation FD Disclosure.
The Company estimates that as of March 31, 2023, its total cash and cash equivalents was $201.7 million and the outstanding principal amount under the Loan Agreement was $0.
The information in this Item 7.01 is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act or the Exchange Act except as otherwise stated in such filing.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
10.1
Sixth Amendment to the Revolving Credit and Security Agreement and Guaranty, dated as of April 4, 2023, among Viant Technology LLC, Viant US LLC, Adelphic LLC, Myspace LLC, Viant Technology Inc., the Lenders party thereto and PNC Bank, National Association.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VIANT TECHNOLOGY INC.

Date: April 6, 2023	By:	/s/ Larry Madden
Larry Madden
Chief Financial Officer
2